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                                                            EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement File No. 333-30715.



/s/ Arthur Andersen LLP
San Francisco, California
    March 30, 1998

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